                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004


                               ARVINMERITOR, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


             Indiana                             1-15983                       38-3354643
 ----------------------------------         ----------------              -------------------
(State or other jurisdiction                   (Commission                  (IRS Employer
      of incorporation)                          File No.)                Identification No.)



                              2135 West Maple Road
                                 Troy, Michigan
                                 --------------
                    (Address of principal executive offices)


                                   48084-7186
                                 --------------
                                   (Zip code)

       Registrant's telephone number, including area code: (248) 435-1000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99a - Press release of ArvinMeritor, Inc., dated April 23, 2004.

         99b - Presentation made on earnings conference call, April 23, 2004



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 23, 2004, ArvinMeritor, Inc. issued a press release reporting its financial results for the quarter ended March 31, 2004. The release is furnished as Exhibit 99a to this Form 8-K.

         On April 23, 2004, ArvinMeritor, Inc. held a web-cast conference call, available to the public, to discuss its financial results for the quarter ended March 31, 2004. The presentation made on the conference call is posted on the ArvinMeritor website (www.arvinmeritor.com) and is furnished as Exhibit 99b to this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ARVINMERITOR, INC.

                              By:  /s/ Vernon G. Baker, II
                                   -----------------------
                                       Vernon G. Baker, II
                                       Senior Vice President and General Counsel


Date: April 23, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99a               Press release of ArvinMeritor, Inc., dated April 23, 2004.

99b               Presentation made on earnings conference call, April 23, 2004